Exhibit 99.2
 December 30, 2016  Strengthening Whitney’s Position as a Market Leader in Greater New OrleansWhitney to Acquire 9 Branches and Certain Assets and Liabilities from First NBC

 Important Cautionary Statement About Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements, including as a result of changes in the level of loans and deposits to be acquired, the ability to retain customers following closing, receipt of certain third party approvals and the ability to realize expected cost savings. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015 and in other periodic reports that we file with the SEC.

Transaction Highlights

Strategic Rationale	▸ In-market, strategic transaction to opportunistically add scale in the Greater New Orleans area • Acquiring approximately $1.3 billion of loans (will acquire approximately $160 million of the identified loans on or before January 4, 2017) • Acquiring 9 branches with approximately $500 million of transaction and savings (non-time) deposits • Assuming approximately $600 million in FHLB borrowings ▸ Leverages incremental capital raise in franchise-enhancing, accretive, low-risk transaction ▸ Highlights Whitney's commitment to the Greater New Orleans market
Financially Compelling	▸ Approximately $237 million cash acquisition cost (approximately $193 million incremental assets vs. liabilities) ▸ Will add over $25 million of incremental annual run rate earnings • $1.3 billion of relationship loans with an average yield >5% • Adds $1.1 billion of deposits and borrowings with an average cost of approximately 0.84% ▸ 20%+ IRR
Prudent Risk	▸ Hands-on local knowledge of market dynamics ▸ Extensive portfolio diligence conducted • Estimated a 4.0% gross loan mark to be assumed on acquired loans ▸ Proactive consultation with primary regulators

First NBC balance information as of December 28, 2016

Hancock Holding Company
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Compelling Financial Impact  50 bps  10bps  Immediately accretive to financial returns and strategic positioning in New OrleansAttractive returns for shareholdersLow risk integrationDecreases size of pro forma energy exposure to 8.0% of total loans (from 8.7% at September 30, 2016)Maintains capital and liquidity strength  (1) Based on fully phased-in annual incremental earnings estimate  (1)

 Compelling Financial Impact (cont’d)  Illustrative Pro Forma Metrics  Key Metrics  3Q16  Equity Raise (12-16-16)  First NBC Transaction  3Q16 Pro Forma  Total Loans (billions)   $16.1    -    $1.2*    $17.3   Total Deposits (billions)   $18.9    -    $0.5    $19.4   Loans / Deposits (%)  85.1  -  -  89.3  Other Liabilities (billions)   $1.7    -    $0.6    $2.3   Tang. Common Equity (billions)   $1.8    $0.26    ($0.1)   $1.9   CET1 Ratio (%)   10.1    -    -    10.2   3Q16 Earnings (Annualized) (millions)   $187    -    $26 (1)    $213   Avg. Diluted Shares (millions)   77.7    6.3    -    84.0   Tang. Book Value per Share  $22.89  -  -  $23.02  Implied EPS (Annualized)   $2.35    -    -    $2.48   * Net of estimated 4% loan mark(1) Represents fully phased-in annual earnings estimate

 Strengthening Attractive New Orleans MSA   Hancock/Whitney (200) Acquired Branches (9)      Rank  Bank  Branches (#)  Deposits ($ in billions)  Market Share (%)  1  Capital One  44  9.3  26.0  2  Whitney Pro Forma  51  7.0  19.6  2  Whitney (pre-transaction)  44  6.5  18.0  3  JPMorgan  36  5.2  14.5  4  First NBC (pre-transaction)   27  3.5  10.2  5  Regions   34  2.9  8.1  Deposit Market Share - New Orleans MSA*  Geographic Overview  Acquiring Branches in Orleans, Jefferson, St. Tammany, Terrebonne and Tangipahoa Parishes  * Based on 6-30-2016 FDIC deposit market share data  Source: SNL

 Diversified Loan Portfolio  Category  9-30-16 ($ millions)  % of Total Balance  C&I (excl energy)  7,636  48%  Energy  1,400  9%  CRE  1,990  12%   C&D  947  5%   Mortgage  2,037  13%   Consumer  2,061  13%  Total  16,071   100%     Yield on Loans  4.02%  Category  Current Balance ($ millions)  % of Total Balance  C&I (excl energy)  370  29%   Energy  --  --  CRE  558  43%   C&D  135  10%   Mortgage  219  17%   Consumer  12  1%  Total  1,294   100%   Yield on Loans  5.10%  Category  9-30-16 Pro Forma ($ millions)  % of Total Balance  C&I (excl energy)  8,006  46%   Energy  1,400  8%  CRE  2,548   15%   C&D  1,082   6%   Mortgage  2,256   13%   Consumer  2,073  12%  Total  17,365   100%   Yield on Loans  4.10%  +  * As of September 30, 2016  Pro Forma*  $1.3 Billion Acquired Loans

 High Quality Loans Acquired with Limited Credit Risk  Acquiring a portfolio of approximately $1.3 billion of loans in markets that we know well and with loan products that we already offerComprehensive, in-depth loan diligence conducted on acquired First NBC portfolioEstimated 4% loan mark on acquired portfolio (approximately $52 million)Conservative loan portfolio methodology consistent with Hancock credit cultureAcquiring a 100% performing portfolioNo nonperforming loans or OREOWell-diversified portfolio reduces exposure riskNo energy loans acquired in the transactionDecreases size of pro forma energy exposure to 8.0% of total loans as of September 30, 2016Adequate pro forma reserve coverage (implies an increase of approximately 20 bps to 1.7% of gross loan portfolio, inclusive of mark on newly acquired portfolio)

 No Time Deposits Acquired  Category  9-30-16 ($ millions)  % of Total Balance  Noninterest -bearing  7,543  40%   Interest Bearing Public Funds  2,394   13%   Interest Bearing Trans & Savings  6,620   35%   Time Deposits  2,328  12%   Total  18,885   100%    Cost of Deposits  0.27%  +  * As of September 30, 2016  9 Branches  Category  DepositBalance ($ millions)  % of Total Balance  Noninterest-bearing  48  9%   Interest Bearing Public Funds  --   0%   Interest Bearing Trans & Savings  463   91%   Time Deposits  --  0%   Total  511   100%  Cost of Deposits  0.88%  Category  9-30-16 Pro Forma ($ millions)  % of Total Balance  Noninterest-bearing  7,591  39%   Interest Bearing Public Funds  2,394   12%   Interest Bearing Trans & Savings  7,083  37%   Time Deposits  2,328  12%   Total  19,396  100%  Cost of Deposits  0.29%  Pro Forma*

 Transaction Summary  Transaction is between Hancock Holding Company’s banking subsidiary Whitney Bank (“Whitney”) and First NBC Bank Holding Company’s banking subsidiary First NBC Bank (“First NBC”)First NBC balance information as of December 28, 2016Purchase of select loans, 9 First NBC branches, including associated transaction and savings deposits and PP&E, and FHLB borrowings:Approximately $1.3 billion diversified and performing loan portfolio with a 5.10% average yield9 branches in the Greater New Orleans area, including 7 in the New Orleans MSAApproximately $500 million transaction and savings deposits (no time deposits included) at average cost of 0.88%Approximately $600 million in FHLB borrowings at average cost of 0.81%Will pay a premium of $44 million to First NBCWill transfer approximately $193 million in cash (assets acquired exceed liabilities)Key assumptions:4.0% gross loan markOne-time acquisition expenses of approximately $12 million (pre-tax)Conservative level of initial deposit run-off included in modeling projectionsAdditional $3 million net incremental annual non-interest expense assumedBranches transferred at higher of book value or fair market value

 December 30, 2016  Strengthening Whitney’s Position as a Market Leader in Greater New OrleansWhitney to Acquire 9 Branches and Certain Assets and Liabilities from First NBC